SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                June 7, 2002

                         URSTADT BIDDLE PROPERTIES INC.

                 (Exact name of registrant as specified in charter)


Maryland                            1-12803                      04-2458042

(State or other jurisdiction   (Commission file                (IRS Employer
   of incorporation)                 number)              Identification No.)


321 Railroad Avenue           Greenwich, Connecticut              06830

(Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code(203) 863-8200

ITEM 2-ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Real Property

On March 26, 2002, UB Stamford LP, a newly formed limited partnership in which Urstadt Biddle Properties Inc. (the "Company") has a 90% general partner interest, entered into a contract to purchase the Ridgeway Shopping Center (the "Property") located in Stamford, Connecticut from Stamford Ridgeway Associates Limited Partnership (the "Seller"). The purchase closed on June 7, 2002. The purchase price was $89,950,000 including closing costs, fees and other expenses of approximately $ 670,000 and the assumption of an existing mortgage note payable of $57,369,000. The balance of the purchase price was funded with cash and borrowings under the Company's existing secured revolving credit line of $16,000,000 (interest at the LIBOR plus 150 points (currently 3.375% per annum)) and issuance of a 10% limited partner interest in the partnership to certain of the partners of the Seller.

The Property was acquired pursuant to a Contribution Agreement by and between the Seller and Company. There is no relationship between any Director or Officer of the Company and Seller.

Material Factors Considered by the Company:

Market and Competition:
----------------------

In deciding to acquire the Property, the Company considered general regional and local economic conditions and the Property's competitive posture within that market. Factors considered by the Company in determining the price to be paid included among other things, the Property's historical and expected cash flow, the nature of the tenants and terms of leases in place, current operating costs, real estate taxes, physical condition of the property and historical occupancy rates.

The Property is a regional shopping center located in Fairfield County, Connecticut. The Property has an aggregate net rentable area of approximately 331,000 square feet, approximately 96% of which is leased as of June 7, 2002. The Property also contains approximately 29,000 square feet of office space, which is currently being redeveloped and is not available for leasing.

The Property was developed in the 1950's and redeveloped in the mid-1990's. The Property is the dominant grocery anchored center and the largest non-mall shopping center located in the City of Stamford, Fairfield County, Connecticut. Stamford is the fourth largest city in the state of Connecticut with a resident population of more than 100,000.

Tenants:

The Property's largest tenants are: The Stop & Shop Company, a national retail food store, occupying 60,000 square feet of sales floor area of the Property (approximately 17% of the Property's gross leasable area (GLA)) and Bed, Bath and Beyond, a retailer who leases 47,000 square feet of sales floor area (approximately 13% of GLA). Other than The Stop & Shop Company (22%), Bed, Bath & Beyond (16%) and Marshall's Inc., a national discounter (11%), no tenant accounts for more than 10% of the Property's annual base rents.

Substantially all of the leases with tenants are for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including insurance of the property and real estate taxes.

The following is a schedule of lease expirations of the Property by year:

                          Number of
                           Tenants                   Total             Minimum
                        whose leases                Square         Annual Base
                           Expire                  Footage             Rentals        Percentage
                           ------                  -------             -------        ----------
       Year
       ----
       2002                   1                        240              $5,760             0.08%
       2003                   6                     21,510             554,988             7.67%
       2004                   -                          -                   -             0.00%
       2005                   1                      2,375             120,246             1.66%
       2006                   1                      1,400              49,000             0.68%
       2007                   5                     11,900             395,400             5.46%
       2008                   8                     49,571           1,151,640            15.91%
       2009                   2                      2,209             100,558             1.39%
       2010                   4                     42,240             638,112             8.82%
       2011                   2                      3,740             146,472             2.03%
       Thereafter             5                    182,137           4,074,259            56.30%
                              -                    -------           ---------            ------
                             35                    317,322          $7,236,435           100.00%
                             ==                    =======          ==========           =======

Building and Capital Improvements:

The estimated federal tax basis of the Property (including land) is approximately $89,000,000. The property will be depreciated on a federal tax basis over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes of the Property are $ 978,000 for the 2002 tax year.

Property Management:

The Company manages the Property directly. The Company has also retained an affiliate of one of the limited partners to assist in the management and leasing of the Property. The Company will pay the affiliate a fee of $125,000 per year for a period of five years.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

       (a)        Financial Statements
       (b)        Pro Forma Financial Information
       (c)        Exhibits


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          URSTADT BIDDLE PROPERTIES INC.
                                          (Registrant)
Date: June 7, 2002                        /s/ Charles J. Urstadt
                                           By:
                                           Charles J. Urstadt
                                           Chairman and Chief Executive Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                TABLE OF CONTENTS

Item 7 Financial Statements, Pro Forma Financial Information                                      Page

(a)  Financial Statements

Independent Auditors' Report                                                                         6

Statement of Revenues and Certain Expenses of Ridgeway
   Shopping Center for the Year Ended December 31, 2001 (Audited) and Six Months
   Ended March 31, 2002 (Unaudited)                                                                  7

Notes to Statement of Revenues and Certain Expenses of Ridgeway
   Shopping Center For the Year Ended December 31, 2001 (Audited) and Six Months
   Ended March 31, 2002 (Unaudited)                                                                  8


(b)  Pro Forma Financial Information (Unaudited)
     --------------------------------

Pro Forma Consolidated Balance Sheet as of April 30, 2002                                           11

Pro Forma Consolidated Statement of Income
   For the Six Months Ended April 30, 2002                                                          12

Pro Forma Consolidated Statement of Income
   For the Year Ended October 31, 2001                                                              13

Notes and Management's Assumptions to Pro Forma Consolidated
   Financial Statements                                                                             14



(c)  Exhibits

2.1 Contribution Agreement dated March 25 2002, between the Company and Stamford Ridgeway Associates LP and UB Stamford, LP.

23.1  Consent of Friedman Alpren & Green LLP, Independent Accountants.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Management of Urstadt Biddle Properties Inc.

We have audited the accompanying statement of revenues and certain expenses of the property known as Ridgeway Shopping Center, Stamford, Connecticut (the "Property"), as described in Note 1, for the year ended December 31, 2001. This financial statement is the responsibility of the property owner's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Securities and Exchange Commission Regulation S-X, for inclusion in the Current Report on Form 8-K dated June 7, 2002 of Urstadt Biddle Properties Inc. and, as described in Note 1, is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                            FRIEDMAN ALPREN & GREEN LLP

New York, New York
April 26, 2002

                            RIDGEWAY SHOPPING CENTER
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEAR ENDED DECEMBER 31, 2001 (AUDITED)
                 AND SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
                                 (in thousands)

                                                                                              Six Months
                                                                           Year Ended           Ended
                                                                           December 31,       March 31,
                                                                              2001               2002
                                                                           -----------------------------
                                                                            (Audited)           (Unaudited)
REVENUES:

      Base rents                                                                  $ 7,785           $ 3,871
      Real estate tax escalations                                                     816               434
      Common area maintenance                                                       1,094               538
      Lease cancellation fee                                                          650                 -
      Miscellaneous                                                                    42                15
                                                                                   ------             -----

                                                                                   10,387             4,858
                                                                                   ------             -----
CERTAIN EXPENSES:
      Administrative                                                                  515               242
      Operating                                                                     1,097               622
      Maintenance                                                                     258               129
      Real estate taxes                                                               964               489
                                                                                      ---               ---

                                                                                    2,834             1,482
                                                                                    -----             -----


EXCESS OF REVENUES OVER CERTAIN EXPENSES                                           $7,553            $3,376
                                                                                   ======            ======




The accompanying notes are an integral part of this financial statement.

                            RIDGEWAY SHOPPING CENTER
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2001 (AUDITED) AND
                   SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


1.     ORGANIZATION AND BASIS OF PRESENTATION:

The Property, known as Ridgeway Shopping Center (the "Property") is a retail shopping center bordered by Summer Street, Bedford Street and Sixth Street in Stamford, Connecticut and is owned by Stamford Ridgeway Associates Limited Partnership (a Connecticut limited partnership). The Property has an aggregate net rentable area of approximately 331,000 square feet, approximately 96% of which is leased as of April 26, 2002. The Property also contains approximately 29,000 square feet of office space, which is currently being redeveloped and is not available for renting.

The accompanying financial statement is presented in conformity with Rule 3-14 of Securities and Exchange Commission Regulation S-X. Accordingly, the financial statement is not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, depreciation and amortization, asset management fees, leasing expenses, and certain other expenses not directly related to the future operations of the Property.

The statement of revenues and certain expenses for the six months ended March 31, 2002 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of this statement of revenues and certain expenses for the interim period on the basis described above have been included. The results for such an interim period are not necessarily indicative of the results for an entire year.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue Recognition

Rental income is recognized from leases with scheduled rent increases on a straight-line basis over the lease term. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued. Percentage rent is recognized when a specific tenant's sales breakpoint is achieved.

3.         RELATED PARTY TRANSACTIONS:

Management services are provided to the Property by an affiliate of one of the general partners of the Partnership. For the year ended December 31, 2001 and the six months ended March 31, 2002, management fees of approximately $415,000 and $194,000 respectively, are included in administrative expenses in the accompanying statement of revenues and certain expenses.

4.         OPERATING LEASES:

Office and retail space in the Property is rented to tenants under various operating leases. Approximate minimum future rentals required under these leases at December 31, 2001 (including leases entered into from January 1, 2002 through April 26, 2002) are as follows (in thousands):

                      Year Ending
                      December 31,

                      2002                 $7,180
                      2003                  7,194
                      2004                  7,226
                      2005                  7,220
                      2006                  7,114
                      Thereafter           48,405
                                           ------
                                          $84,339
                                           ======

ITEM 7 (B)   PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of April 30, 2002 and the Pro Forma Consolidated Statements of Income for the six months ended April 30, 2002 and for the year ended October 31, 2001 have been prepared to reflect the acquisition transaction and the adjustments described in the accompanying notes. The historical financial statements of the Ridgeway Shopping Center are for the year ended December 31, 2001 and for the six months ended March 31, 2002. The pro forma financial information is based on the historical financial statements of Urstadt Biddle Properties Inc. and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition transaction occurred on April 30, 2002. The pro forma consolidated statements of income for the six months ended April 30, 2002 and for the year ended October 31, 2001 were prepared assuming the transaction occurred on the first day of each period presented. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of April 30, 2002 or what the actual results would have been assuming the acquisition transaction had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

                         URSTADT BIDDLE PROPERTIES INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF APRIL 30, 2002
                                   (UNAUDITED)
                                 (in thousands)

                                                                Company           Pro Forma               Company
                                                              Historical (a)     Adjustments             Pro Forma

Real Estate Investments:
    Core properties - at cost, net of accumulated
      depreciation                                                  $165,079         $89,950  (b)         $255,029
    Non-core properties  - at cost, net of
      accumulated depreciation                                        12,302                                12,302
    Mortgage notes receivable                                          3,479                                 3,479
                                                                     -------          ------               -------
                                                                     180,860          89,950               270,810


    Cash and cash equivalents                                         17,321        (12,466)  (c)            4,855
    Interest and rent receivable                                       4,464                                 4,464
    Deferred charges, net of accumulated amortization                  3,588                                 3,588
    Prepaid expenses and other assets                                  5,070           (922)  (e)            4,148
                                                                    --------         -------              --------
                                                                    $211,303         $76,562              $287,865
                                                                    ========         =======              ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Secured revolving credit line                                      $   -         $16,000  (b)          $16,000
    Mortgage notes payable                                            49,869          57,369  (b)          107,238
    Accounts payable and accrued expenses                              3,365                                 3,365
    Deferred officers' compensation                                      236                                   236
    Other liabilities                                                  3,604                                 3,604
                                                                      ------          ------               -------
                                                                      57,074          73,369               130,443
                                                                      ------          ------               -------



Minority Interests                                                     4,127           3,193  (d)            7,320

Preferred Stock                                                       14,341                                14,341

Stockholders' Equity:
    Common Stock                                                          64                                    64
    Class A Common Stock                                                 104                                   104
    Additional paid in capital                                       170,919                               170,919
    Cumulative distributions in excess of net income                (29,137)                              (29,137)
    Unamortized restricted stock compensation and
      notes from officers                                            (6,189)                               (6,189)
                                                                     -------          --------             -------
                                                                     135,761               -               135,761
                                                                     -------          --------             -------


                                                                    $211,303         $76,562              $287,865
                                                                    ========         =======              ========

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

                         URSTADT BIDDLE PROPERTIES INC.
               PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      (in thousands, except per share data)

                                                                              For The Six Months Ended,
                                                             -------------------------------------------------------------

                                                                 April 30,      March 31,                       April 30,
                                                                     2002           2002                            2002
                                                                 --------       --------                        ---------
                                                                                 Ridgeway
                                                               Company           Shopping      Pro Forma          Company
                                                              Historical (a)    Center(b)      Adjustments      Pro Forma

Revenues:
    Operating leases                                               $19,434         $4,843           $127   (g)    $24,404
    Interest and other                                                 551             15           (125)  (e)        441
                                                                    ------          -----           ----           ------
                                                                    19,985          4,858              2           24,845
                                                                    ------          -----           ----           ------
Operating Expenses:
    Property expenses                                                5,796          1,482           (132)  (f)      7,146
    Interest                                                         1,880              -          2,450   (c)      4,330
    Depreciation and amortization                                    3,623              -          1,200   (d)      4,823
    General and administrative expenses                              1,510              -                           1,510
    Directors' fees and expenses                                        86              -                              86
                                                                    ------          -----          -----           ------
                                                                    12,895          1,482          3,518           17,895
                                                                    ------          -----          -----           ------

Operating Income                                                     7,090          3,376        (3,516)            6,950

Minority Interest in Results of
    Consolidated Joint Ventures                                      (214)              -                  (h)      (214)
                                                                     -----          -----         ------            ------

Net Income                                                           6,876          3,376        (3,516)            6,736

Preferred Stock Dividends                                            (824)              -              -            (824)

Excess on Repurchase of Preferred Stock                              3,071              -              -            3,071
                                                                     -----         ------       --------           ------

Net Income Applicable to Common and Class A
    Common Stockholders                                             $9,123         $3,376       ($3,516)           $8,983
                                                                    ======         ======       ========           ======

Basic Earnings Per Share:
    Common                                                           $0.53                                          $0.53
                                                                     =====                                          =====
    Class A Common                                                   $0.59                                          $0.58
                                                                     =====                                          =====

Weighted Average Number of Shares Outstanding:
    Common                                                           6,013                                          6,013
                                                                     =====                                          =====
    Class A Common                                                   9,980                                          9,980
                                                                     =====                                          =====

Diluted Earnings Per Share:
    Common                                                           $0.52                                          $0.51
                                                                     =====                                          =====
    Class A Common                                                   $0.57                                          $0.56
                                                                     =====                                          =====

Weighted Average Number of Shares Outstanding:
    Common and Common Equivalent                                     6,371                                          6,371
                                                                     =====                                          =====
    Class A Common and Class A Common Equivalent                    10,524                                         10,524
                                                                    ======                                         ======

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31, 2001
                                   (UNAUDITED)
                      (in thousands, except per share data)

                                                                                        Ridgeway
                                                                           Company      Shopping      Pro Forma           Company
                                                                         Historical(a)  Center(b)     Adjustments         Pro Forma
                                                                         -------------  ---------     -----------         ---------
Revenues:
    Operating leases                                                       $34,209        $9,695           $237   (g)      $44,141
    Lease termination income                                                 1,137           650                             1,787
    Interest and other                                                         747            42                               789
                                                                            ------        ------            ---             ------
                                                                            36,093        10,387            237             46,717
                                                                            ------        ------            ---             ------
Operating Expenses:
    Property expenses                                                       11,502         2,834           (290)  (f)       14,046
    Interest                                                                 4,456             -          6,377   (c)       10,833
    Depreciation and amortization                                            7,568             -          2,400   (d)        9,968
    General and administrative expenses                                      2,484             -                             2,484
    Directors' fees and expenses                                               144             -                               144
                                                                            ------         -----          -----             ------
                                                                            26,154         2,834          8,487             37,475
                                                                            ------         -----          -----             ------

Operating Income                                                             9,939         7,553        (8,250)              9,242

Equity in Earning of Unconsolidated Joint Venture                            3,864             -             -               3,864

Minority Interests in Results of Consolidated Joint Ventures                 (432)             -             -     (h)        (432)

Gains on Sales of Real Estate Investments                                      316             -             -                 316
                                                                            ------         -----        ------              ------

Net Income                                                                  13,687         7,553        (8,250)             12,990

      Preferred Stock Dividends                                            (3,147)             -              -            (3,147)
                                                                           -------       -------       --------             ------

Net Income Applicable to Common
and Class A Common Stockholders                                            $10,540        $7,553       $(8,250)             $9,843
                                                                           =======        ======       ========             ======

Basic Earnings per Share:
    Common                                                                   $0.91                                           $0.85
                                                                             =====                                           =====
    Class A Common                                                           $1.01                                           $0.94
                                                                             =====                                           =====

Weighted Average Number of Shares Outstanding
     Common                                                                  5,881                                           5,881
                                                                             =====                                           =====
     Class A Common                                                          5,182                                           5,182
                                                                             =====                                           =====

Diluted Earnings Per Share:
    Common                                                                   $0.88                                           $0.82
                                                                             =====                                           =====
    Class A Common                                                           $0.97                                           $0.91
                                                                             =====                                           =====

Weighted Average Number of Shares Outstanding:
    Common and Common Equivalent                                             6,038                                           6,038
                                                                             =====                                           =====
    Class A Common and Class A Common Equivalent                             5,606                                           5,606
                                                                             =====                                           =====

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement.

                         URSTADT BIDDLE PROPERTIES INC.
                        NOTES AND MANAGEMENT ASSUMPTIONS
                 TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

       ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

       (a) Derived from the Company's unaudited financial statements at April 30, 2002.

       (b) Reflects the pro forma acquisition of the Property for $89,950,000 including $670,000 of transaction costs, secured revolving credit line borrowings of $16,000,000 and the pro forma assumption of a $57,369,000 mortgage note payable upon the acquisition of the Property.

       (c) Reflects pro forma use of cash and cash equivalents of the $12,466,000 net cash investment in the Property.

       (d) Reflects the pro forma minority interest of the limited partner in the Property.

       (e) Reflects pro forma application of cash deposits of $1,504,000 held in escrow by Seller of Property net of a cash hold back of $582,000 for tenant work by mortgage lender.


ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME:

       (a) Derived from the Company's unaudited financial statements for the six months ended April 30, 2002 and the audited financial statements the year ended October 31, 2001.

       (b) Reflects revenues and operating expenses as reported by the Property for the six months ended March 31, 2002 and for the year ended
       December 31, 2001.

       (c) Reflects pro forma interest on credit line borrowings of $16,000,000 and $28,466,000 as if the borrowings were made on November 1, 2001 and 2000, respectively. Also reflects pro forma interest on the mortgage loan of $57,369,000 as if it was outstanding during the periods. Pro forma adjustments reflect that during the year ended October 31, 2001, the Company would have had to borrow the additional $12,466,000 since it did not have sufficient cash and cash equivalents on hand. Interest on the credit line borrowing is based on the average LIBOR rates for the respective periods.

       Pro forma interest was computed approximately as follows:

                                                                            Six months ended               Year ended
                                                                              April 30, 2002         October 31, 2001
                                                                              --------------         ----------------
          $57,369,000 mortgage loan at 7.54%                                      $2,162,000               $4,325,000
          $28,466,000 credit line borrowings at a weighted average rate of 7.21%           -                2,052,000
          $16,000,000 credit line borrowings at 3.58%                                288,000                        -
                                                                                  ----------               ----------
                                                                                  $2,450,000               $6,377,000
                                                                                  ==========               ==========

       The effect of a 1/8% variance in the credit line borrowing rates would increase(decrease) net income by $10,000 based on borrowings of $16,000,000 at a variable rate of interest for the six months ended April 30, 2002 and $35,000 based on borrowings of $28,466,000 for the year ended October 31, 2001.

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       (d) Reflects depreciation expense of the Property based on a 30-year estimated useful life for the Property's building and improvements using a cost basis of $72,000,000 (the remaining purchase price is assumed to be allocated to land) as if the Property had been owned for the entire period.

       (e) Reflects pro forma adjustments to interest income as if the cash investment of $12,466,000 had been made at the beginning of the period, using an interest rate of 2.03% which approximated the Company's actual yield for the six month period ended April 30, 2002.

       (f) Reflects pro forma adjustment to property expenses to record the payment of consulting fees of $125,000 and $62,000 for the year ended October 31, 2001 and the six months ended April 30, 2002, respectively, to an affiliate of the partnership and to reflect a reduction in management fees of $415,000 and $194,000 for the same periods from a change in the property manager.

       (g) Reflects pro forma adjustment to record operating rents on a straight-line basis as if the Property was acquired at the beginning of the period.

       (h) The limited partner is entitled to a preference return of 9% per annum, if any, from available cash remaining after the payment of a preferred return of 9% per annum to the Company. For the year ended October 31, 2001 and six months ended April 30, 2002, pro forma earnings were less than the preference due to the Company. Accordingly, no amounts have been reflected as due the minority interest in either period.



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